ROCK CANYON ADVISORY GROUP

	Top Flight Fund	S&P 500
2003 Total Return:	**52.84%**	**28.54%**

*Also Return Since Inception. Fund Inception 12/31/02



Top Flight Fund vs. S&P 500
TOPFX
S&P500
55.00%
45.00%
35.00%
25.00%
15.00%
5.00%
-5.00%
-15.00%
12/31/2002
1/14/2003
1/28/2003
2/11/2003
2/25/2003
3/11/2003
3/25/2003
4/8/2003
4/22/2003
5/6/2003
5/20/2003
6/3/2003
6/17/2003
7/1/2003
7/15/2003
7/29/2003
8/12/2003
8/26/2003
9/9/2003
9/23/2003
10/7/2003
10/21/2003
11/4/2003
11/18/2003
12/2/2003
12/16/2003
12/30/2003



Top Flight Fund Performance Relative to the S&P 500
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
-0.05%
-0.10%
-0.15%
On Up Days
On Down Days

R-squared of daily returns to the S&P 500: 0.56

For more information
1.800.869.1679
Registered Investment Advisors should call 801.370.1121
jon@RockCanyonAdvisors.com

The Top Flight Fund is an open-ended, no-load mutual fund. Performance is net of all fund expenses. The principal value and investment returns of the Fund will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance cannot guarantee future results. For more complete information about the Top Flight Fund, obtain a prospectus by calling 1-800-869-1679 and read it carefully before investing.

"Above all, he was masterful in reading the signs of nature, such as the behavior of birds, the smell of the air, the color of the sky, the condition of the seas, the pressure he felt in his joints, floating debris, and more. Successful navigators were those who survived by 'reading' nature."

*From Christopher Columbus, by Dr. Thomas Tirado, Millersville University**

Christopher Columbus was the first to successfully navigate the South Atlantic, legendary for its unpredictable weather and contradicting ocean currents.

Can you navigate a financial landscape that has become increasingly volatile and inhospitable? Will the best-performing investments from last year continue to outperform this year? Who can you trust to read the equity markets in a clear, systematic, and professional way?

The Rock Canyon Top Flight Fund is a no load mutual fund that seeks to recognize stock characteristics rewarded by market participants, and construct a dynamic portfolio of stocks exhibiting these characteristics.

ROCK CANYON ADVISORY GROUP

The Rock Canyon Mission

At Rock Canyon Advisory Group Inc., our mission is to provide our clients with above market rates of return on their capital in all market environments. We endeavor to discover and exploit emerging trends in investor preference through superior investment processes and adroit use of available quantitative financial information.

Dynamic Investment Discipline for Dynamic Investment Markets

The The Rock Canyon Story

Prior to 2003, Jonathan Ferrell developed and co-managed the Top Flight Portfolio at Paragon Capital Management Inc. The portfolio, which began in 1998, was very successful, employing a top-down style rotation strategy.

By 2002, Mr. Ferrell was convinced that tactical asset allocation presented an ideal match for equity style rotation, and in December of that year Mr. Ferrell formed Rock Canyon Advisory Group Inc. and began managing the Rock Canyon Top Flight Fund. Mr. Ferrell sought to improve on his initial model by:

- Using a bottom-up methodology to identify and define dominant investment styles
- Incorporating tactical asset allocation
- Engaging in short selling to limit downside risk



The Rock Canyon Focus

Rock Canyon Advisory Group Inc. has only one client – The Rock Canyon Top Flight Fund. All of our time and focus is centered on one portfolio.

The Rock Canyon Investment Philosophy

Over the last two decades, technology and regulators have worked together to ever widen the availability of financial information about public corporations. The legislative and litigious environment since the corporate scandals of 2001 and 2002 have only served to further even the playing field in respect to the availability and transparency of such information. While this has happened, the army of fundamental bottom-up managers and analysts seeking competitive advantage from superior corporate financial information has multiplied exponentially. As a result, the viability of competitive advantage from superior information has been reduced.

At Rock Canyon Advisory Group, Inc. we seek competitive advantage from superior use of widely available financial information and efficient investment processes. We believe that trends in investor preference and market reward are among the most observable and durable trends in modern capital markets. Instead of searching for information that will help us divine the best companies over the long-term, we seek to observe what kind of companies will be favored by investors in the immediate short-term.

The Rock Canyon Investment Process

Daily, data is compiled on an exhaustive list of factors that may affect stock returns. Factor portfolios are created, comprised of stocks that most exceptionally characterize each factor, and the returns of these portfolios are monitored daily. Some of these factors are familiar and widely used, such as price-to-earnings ratios. Others are proprietary. Performance trends among these factors are scrutinized to detect emerging style trends that may dominate the market for the next several weeks.

A multi-factor model is used to evaluate a universe of approximately 3000 stocks. The model is limited to factors beginning to show leading characteristics. Stocks are earmarked for buy or sell based on their multi-factor model ranking.

Seventy to eighty percent of the portfolio is invested in sixty to one hundred of the highest scoring stocks, with the Fund's exposure to a particular stock limited by the stock's liquidity. Up to ten percent of the portfolio may be held short in stocks unfavorably ranked by the model.

Allocation in the portfolio is also affected by a tactical asset allocation model, designed either to maximize market exposure to capture upside volatility, or to minimize market exposure to smooth downside volatility. Twenty to thirty percent of the portfolio is tactically allocated to long positions, short positions, or cash, depending on the reading of the model. As these investment processes interplay with one another, the portfolio may have a net long exposure to the equity markets ranging from 40% to 100%.

Navigate the Changing Tides of Investor Preference

